Exhibit 99.1

WELLSTAR HEALTH SYSTEM AND SHARECARE ENTER PARTNERSHIP TO DELIVER INNOVATIVE, PERSONALIZED HEALTH AND WELLNESS PLATFORM FOR TEAM MEMBERS AND CONSUMERS

Leading healthcare system and digital health company partner to re-imagine healthcare experience

Atlanta and Marietta, Ga. (March 3, 2021) – Wellstar Health System, one of Georgia’s largest and most integrated healthcare systems, and Sharecare, the digital health company that helps people manage all their health in one place, announced a strategic partnership to collaborate on unique, market-leading innovations in personalized care delivery, population health, and consumer engagement.

“People are at the center of everything we do,” said Candice L. Saunders, president and CEO, Wellstar Health System. “Our partnership with Sharecare was forged to deliver an innovative experience that will engage and empower people in improving their health and wellness in unprecedented ways. Together, we are building on our vision for the healthcare system of the future that empowers the consumer.”

Wellstar will leverage Sharecare’s digital engagement platform and expertise to equip its team members with enhanced resources and health information to take control of their day-to-day well-being. Through this partnership, Wellstar also will become the first “Sharecare-enabled” health system in the country, utilizing Sharecare’s solutions to accelerate the transformation to value-based care and applying resulting insights to optimize, expand, and, ultimately, re-imagine the overall consumer healthcare experience.

Platform Supports Team Members with Wellness Resources

Sharecare delivers each person a customized digital experience where they can easily access extensive information, engagement resources, and clinically validated tools to improve their individual health and well-being, no matter where they are in their health journey. In Summer 2021, Wellstar will roll out Sharecare’s award-winning virtual care platform to its 24,000 team members to help them manage their overall physical and mental well-being and navigate related employee benefits, all in one place. In addition to the comprehensive content and resources already available through Sharecare, the two organizations will focus on innovating incentives and rewards administration that tie to engagement and outcomes and capitalize on existing Wellstar workplace well-being strategies and programs, such as employee fitness centers and biometric screening programs.

“Our team members are dedicated to caring for Georgians each and every day,” said Saunders. “That’s why it’s important that we care for them with world-class solutions that equip them to be at their best.”

Closing Gaps in Care by Enhancing and Personalizing the Consumer Experience

As the country’s first Sharecare-enabled health system, Wellstar will work with Sharecare to co-develop consumer-facing offerings – available in Georgia through Wellstar exclusively through 2023 – to achieve better health outcomes. To accomplish this, Wellstar will integrate its electronic medical record system with the Sharecare platform and utilize the digital health company’s robust portfolio of provider solutions, data management tools, and artificial intelligence capabilities to better identify and close gaps in care. Once a condition or potential care gap is identified, Wellstar providers can “prescribe” patients with additional information, digital therapeutics, and clinical programs through the secure, unified Sharecare platform, where in turn people can access those resources, monitor their progress, and, ultimately, become more engaged in their overall health and well-being.

“In addition to supporting our client partners throughout the pandemic, we have also continued to innovate and make strategic acquisitions – the collective impact of which has yielded new strategic opportunities, including accelerating our ability to bring our vision for the Sharecare-enabled health system to life,” said Jeff Arnold, founder, chairman, and CEO of Sharecare. “The key, however, was finding the right health system partner – one who shared our commitment to not only compassionate, community-driven care but also digital innovation and optimizing patient-clinician encounters through data. As a Georgian, I take pride in the fact that the ideal partner to help us realize this vision is Wellstar.”

Strategic Investment Fuels Innovation and Custom Development

To support the definition and development of the consumer-facing offerings, Wellstar has made a $10 million strategic investment in Sharecare, joining several investors who also are customers. The firms will collaborate on platform deployment, integration, and content strategy to drive value for all audiences, with a focus on the consumerization of healthcare and evolving the consumer healthcare experience. As Sharecare’s newest strategic partner, Wellstar is joining the company’s already impressive roster of investors, whose reach extends from the living room to doctors’ exam rooms and into the workplace. Select Sharecare strategic partners include hospitals, healthcare investment firms, and health plans, in particular HCA, Trinity Health, the Heritage Healthcare Innovation Fund and CareFirst; media companies Discovery Communications, Harpo Productions, and Sony Pictures Television; high-growth technology investment firms such as Claritas Capital; noted institutional investment funds such as Wellington Management; and other major reputable corporations such as Aflac Corporate Ventures, Quest Diagnostics, Wells Fargo, and Swiss Re. The partnership between Sharecare and Wellstar is the first of its kind for the two organizations.

The closing date of the strategic investment from Wellstar preceded the February 12, 2021 announcement that Sharecare has entered into a definitive merger agreement with Falcon Capital Acquisition Corp. (NASDAQ: FCAC), a special purpose acquisition company.

ABOUT WELLSTAR HEALTH SYSTEM
At Wellstar, people are at the center of everything we do. By listening actively to what people want, need and expect from their healthcare, Wellstar is able to provide “More than Healthcare. PeopleCare.” — at every age and stage. Nationally ranked and locally recognized for our personal, high-quality care, inclusive culture, and exceptional doctors and team members, Wellstar provides access to compassionate, high-quality care through our: 11 hospitals; 300+ medical office locations; 9 cancer centers; 74 rehabilitation centers; 3 hospice facilities; 1 retirement village; 29 imaging centers; 16 urgent care locations; and 5 health parks. As one of the largest and most integrated healthcare systems in Georgia, Wellstar is growing our services, footprint, capabilities, and ability to meet evolving patient needs. Our passion for people extends into the communities we serve. As a not-for-profit health system, we thoughtfully reinvest annually in prevention and wellness programs, as well as charity care for eligible patients. Our Wellstar Foundation also supports our mission to enhance the health and well-being of every person we serve with funding for equipment, services, and programs that provide more than healthcare. To learn more about how Wellstar is always listening, learning, and tailoring care to meet patients’ individual needs, visit wellstar.org.

ABOUT SHARECARE

Sharecare is the leading digital health company that helps people – no matter where they are in their health journey – unify and manage all their health in one place. Our comprehensive and data-driven virtual health platform is designed to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by driving positive behavior change. Driven by our philosophy that we are all together better, at Sharecare, we are committed to supporting each individual through the lens of their personal health and making high-quality care more accessible and affordable for everyone. To learn more, visit www.sharecare.com.

ABOUT FALCON CAPITAL ACQUISITION CORP.

Falcon Capital Acquisition Corp. is a newly incorporated blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. While the Company may pursue on initial business combination opportunity in any industry or sector, it intends to focus on business in the media, digital media/consumer technology, mobile gaming, interactive entertainment, health wellness/lifestyle and related industries which capitalize on its management team’s expertise. The Company’s management team is led by Alan G. Mnuchin, the founder and chief executive officer of Ariliam Group. The Company has formed an investment partnership with Eagle Equity Partners, which is a founding investor in the Company’s sponsor. For more information about Falcon Capital Acquisition Corp., please visit www.falconequityinvestors.com.

Additional Information About the Business Combination and Where to Find It

In connection with the proposed business combination, FCAC has filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of FCAC stockholders to approve the proposed business combination. Investors and security holders of FCAC are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about Sharecare, FCAC and the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders of FCAC as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about the business combination and the parties to the business combination once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Falcon Capital Acquisition Corp., 660 Madison Avenue, 12th Floor, New York, NY 10065, Attention: Saif Rahman, Chief Financial Oﬃcer.

Participants in the Solicitation

FCAC and its directors and executive oﬃcers, under SEC rules, may be deemed participants in the solicitation of proxies from FCAC’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive oﬃcers and a description of their interests in FCAC is contained in the final prospectus for FCAC’s initial public oﬀering, which was filed with the SEC on September 23, 2020, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Falcon Capital Acquisition Corp., 660 Madison Avenue, 12th Floor, New York, NY 10065, Attention: Saif Rahman, Chief Financial Oﬃcer. Additional information regarding the interests of such participants will be set forth in the proxy statement/prospectus for the proposed business combination when available. Each of Sharecare and its directors, executive oﬃcers and other members of its management and employees, under SEC rules, may also be deemed to be participants in the solicitation of proxies from the stockholders of FCAC in connection with the proposed business combination. A list of the names of such directors and executive oﬃcers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus for the proposed business combination when available.

Important Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, Sharecare and Wellstar plans related to the strategic partnership. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, whether the parties will ultimately agree to terms under individual outcome-based financing agreements under the framework agreement or the realization of the anticipated benefits from the proposed collaboration. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release also does not constitute an oﬀer to sell or the solicitation of an oﬀer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such oﬀer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No oﬀering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

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